UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share	LOB/PA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On June 29, 2026, Matthew S. Diffley, age 46, joined Live Oak Banking Company (the “Bank”) as its Chief Accounting Officer. Effective July 1, 2026, the Board of Directors of Live Oak Bancshares, Inc., (the “Company”) appointed Mr. Diffley as the Company’s Principal Accounting Officer (“PAO”). Mr. Diffley replaces Walter J. Phifer who served as interim PAO of the Company since June 16, 2026, as previously announced. Prior to his employment with the Bank, Mr. Diffley served as the Senior Vice President, Controller for Seacoast Banking Corporation of Florida since June 2020.

In connection with his employment, the Company expects to grant Mr. Diffley a restricted stock unit (“RSU”) award representing shares of the Company’s voting common stock with a grant date fair value of $200,000, which will vest in five equal installments beginning on the first anniversary of the date of grant. This RSU award is subject to approval by the Compensation Committee of the Board of Directors. Mr. Diffley will be reimbursed for reasonable relocation expenses and be eligible to participate in applicable employee benefit plans and perquisite programs of the Company, which are generally available to other employees, and will be eligible to participate in the Company’s annual discretionary cash bonus awards and discretionary equity compensation awards.

Mr. Diffley has no family relationships with any of the Company’s executive officers or directors, and there have been no related party transactions between Mr. Diffley and the Company that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: July 2, 2026	By:	/s/ Gregory W. Seward
Gregory W. Seward General Counsel